Jun. 23, 2015

Janus Investment Fund

Janus Adaptive Global Allocation Fund

Supplement dated October 1, 2015

to Currently Effective Prospectuses

Effective December 11, 2015, the following replaces the corresponding information for Janus Adaptive Global Allocation Fund (the "Fund") as noted below. The change reflects the removal of the Fund's 10% limit on investing in short sales. This change is intended to provide the Fund with greater investment and hedging flexibility.

1.	The following changes apply to the Fund Summary section of the Prospectuses.

The following paragraph is added after the fifth paragraph in the "Principal Investment Strategies" section:

The Fund may enter into short sales for hedging purposes, to increase or decrease the Fund's credit exposure, or to manage the Fund's risk profile. The Fund may implement short positions through derivatives such as options, swaps, forwards, and futures contracts.

The following is added to the "Principal Investment Risks" section after the "Derivatives Risk" paragraph:

Short Sales Risk.  Short sales are speculative transactions and involve special risks, including a greater reliance on the portfolio managers' ability to accurately anticipate the future value of a security. The Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. The Fund's losses are potentially unlimited in a short sale transaction. The use of short sales may also cause the Fund to have higher expenses than those of other funds. In addition, due to the investment process of long and short positions, the Fund may be subject to additional transaction costs that may lower the Fund's returns. The Fund's use of short sales may also have a leveraging effect on the Fund's portfolio.

Please retain this Supplement with your records.